Exhibit 10.3

AMENDMENT NO. 1 TO

XOMETRY, INC.

2016 EQUITY INCENTIVE PLAN

A.    XOMETRY, INC., a corporation organized under the laws of the State of Delaware (the “Company”) established the Company’s 2016 Equity Incentive Plan (the “Plan”);

B.     The Plan currently provides for 1,634,926 shares of Common Stock to be reserved for issuance under the Plan; and

C.    The Company now wishes to amend the Plan to increase the number of shares of Common Stock reserved for issuance under the Plan to an aggregate of 1,953,236 shares.

Effective immediately, the Plan is amended as follows:

1.    The reference to “1,634,926 shares” in Section 3(a)(i) of the Plan is hereby amended to reference “1,953,236 shares”.

2.    In all other respects the Plan will remain the same.

[SIGNATURE PAGE FOLLOWS]

I hereby certify that the foregoing amendment to the Plan was duly adopted by the Board of Directors of the Company as of June 9, 2017.

/s/ Laurence Zuriff
Laurence Zuriff
Chief Financial Officer

* * * *

I hereby certify that the foregoing amendment to the Plan was duly approved by the Stockholders of the Company as of June 9, 2017.

/s/ Laurence Zuriff
Laurence Zuriff
Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO 2016 EQUITY INCENTIVE PLAN]